Summary Prospectus
April 1, 2022

AVDR US LargeCap ESG ETF AVDG

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://funddocs.filepoint.com/AVDR/. You can also obtain these documents at no cost by calling 1.888.559.7146 or by sending an email request to OrderNewAgeAlphaETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on the Cboe BZX Exchange (the “Exchange”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

AVDR US LargeCap ESG ETF

Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the New Age Alpha U.S. Large-Cap ESG IndexSM (the “ESG Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fee	None
Other Expenses	10.90%
Total Annual Operating Expenses	11.30%
Expense Reduction/Reimbursement(1)	(10.70%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.60%
(1)	New Age Alpha Advisors, LLC, the Fund’s adviser (the “Advisor”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses (if any)) do not exceed 0.60% of the average daily net assets of the Fund through March 31, 2023 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and New Age Alpha Trust (the “Trust”) is in effect, the Advisor may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Advisor is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Advisor prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$2,274	$4,218	$8,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

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Principal Investment Strategy

The Fund is a member of the AVDR (pronounced “avoider”) family of ETFs. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the ESG Index. The ESG Index is a proprietary index that was created by the Advisor to seek to provide long-term risk adjusted outperformance of the S&P 500® ESG Index. The S&P 500® ESG Index is a broad based, market-cap-weighted index that is designed to measure the performance of securities meeting environmental, good corporate governance, and sustainability criteria, while maintaining similar overall industry group weights as the S&P 500® Index.

The ESG Index seeks to provide long-term risk adjusted outperformance of the S&P 500® ESG Index by investing in those stocks in the Refinitiv U.S. Total Return Index (the “Refinitiv Index”) that meet certain ESG score criteria (discussed further below) and that have better Human Factor Scores (a proprietary score created by the Advisor and discussed in greater detail below). Because the Refinitiv U.S. Total Return Index is not a publicly available, broad-based index against which the ESG Index can benchmark its performance, the ESG Index will compare its performance against the S&P 500® ESG Index.

The ESG Index and the Human Factor Score

The ESG Index is constructed through an automated, rules-based process and consists of the top 50 U.S. stocks in the Refinitiv Index as ranked by using the Human Factor Score and other rules-based criteria as defined by the ESG Index methodology. Stocks (and REITs) are automatically selected for inclusion in the Index by Refinitiv, the index calculation agent, by applying the Index methodology. The ESG Index methodology starts by assessing all of the securities in the Refinitiv Index. It excludes those securities that do not have a minimum of $10 million six-month average daily trading value and a minimum stock price of $3.00. It also excludes any stocks that do not receive an ESG score from Refinitiv above 75 (see additional details below). The Human Factor score is then automatically assigned for the remaining securities and the top 50 remaining securities with the lowest Human Factor scores are selected for inclusion in this Index. The ESG Index is rebalanced quarterly after the last trading day of February, May, August, and November. The ESG Index constituents are weighted by free float market-cap and an individual weight cap of 15% is applied at the time of rebalance. For rebalances in February, May, and August, the index components with Human Factor Scores less than the median and ESG score greater than 75 would continue to stay in the ESG Index. This rule does not apply to rebalances in November.

The ESG Index is the property of the Advisor. The ESG Index is calculated by Refinitiv, which is not affiliated with the Fund, the Advisor, or the Sub-Advisor. Refinitiv, in its role as the calculation agent, uses the ESG Index methodology, determines the composition of the ESG Index and the weightings of the securities in the ESG Index, and publishes information regarding the market value of the ESG Index daily.

The ESG Index universe is comprised of 600 stocks with the largest free-float market-capitalization with a minimum of $10 million six-month average daily trading value and a minimum stock price of $3.00 in the Refinitiv Index (the “ESG Selection Universe”). Stocks from the ESG Selection Universe are eligible for inclusion in the ESG Index if they have received an ESG score from Refinitiv above 75 (grade A- and above), which according to Refinitiv indicates that the company has an excellent relative ESG performance and high degree of transparency in reporting material ESG data publicly. Refinitiv reviews numerous publicly available information sources for observable data inputs, including annual reports, company websites, NGO websites, stock exchange filings, corporate social responsibility reports, and news sources. In establishing an ESG score, Refinitiv considers more than 450 different ESG metrics, including a company’s resource usage, carbon dioxide emissions, total waste generated, water and energy usage, environmental product innovation, workforce, training hours, human rights issues, community involvement, product responsibility, quality monitoring, responsible marketing, management, shareholders, data privacy, and corporate social responsibility strategy, among other things. See the “Refinitiv” Section below for a description of how Refinitiv assigns ESG scores for each stock.

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The ESG Index methodology uses the Advisor’s proprietary Human Factor algorithm to calculate and assign a Human Factor Score to all of the components of the ESG Selection Universe. The methodology assigns each of the stocks (and REITs) in the ESG Selection Universe a ranking based on their Human Factor Score. The stock with the lowest Human Factor Score receives a ranking of 1. The methodology also assigns all stocks in the ESG Selection Universe with an ESG score from Refinitiv above 75 with a ranking based on their ESG Score. The stock with the highest ESG score receives a ranking of 1. The methodology then calculates the average ranking of the Human Factor Score and ESG score for each stock (and REIT). The 50 Stocks (and REITs) with the smallest average ranking that pass the ESG Index methodology’s other rules-based criteria are then selected for inclusion in the ESG Index by Refinitiv or an affiliate (as index calculation agent).

The ESG Index is constructed by attempting to avoid the “losers” in the Refinitiv Index. The “avoid the losers” philosophy is not just part of the applicable methodology of the Index, but is fundamental to the underlying actuarial-like approach of the Advisor with respect to asset management. Specifically, a loser is a stock that, according to the Advisor’s proprietary Human Factor algorithm, has a higher probability of not delivering growth to support the stock price, causing a drag on performance and loss of investment. Stock prices are based on information that is both known and information that is vague or subject to interpretation. Market participants generally interpret known information, such as a company’s audited financials, in a consistent, and therefore, predictable manner. However, market participants also interpret how certain ambiguous information, such as, news stories, interest rate changes, pandemics, and natural disasters, will impact a company’s stock even though there is no clear correlation between the event and the price of a company’s stock. In these situations, investors buy or sell securities based on their opinion of how the ambiguous information will impact the price of the stock in the short-term. In a truly efficient market, a stock’s price will reflect all available information about that company. However, there are human biases, hunches, and opinions that get incorporated into stock prices that are based on assumptions and are unverifiable. Investors, analysts, and other market participants impound vague and ambiguous information into stock prices based on their opinion of how these vague and ambiguous pieces of information will impact the company’s stock (i.e., if they believe the stock will appreciate, they will buy the stock thereby increasing the demand for the stock and placing upward pressure on the price of the stock). These investor expectations, biases, and hunches, can increase a company’s stock price, placing a burden on a company to deliver unattainable earnings to support that stock price. A company’s failure to deliver earnings may result in price declines and a loss of investment. The Human Factor (the risk that stock prices are affected by human biases) is a risk that comes from investors interpreting vague or ambiguous information about a company’s stock in a systematically incorrect way. These human biases cause stocks to be mispriced and fail to deliver earnings. This creates a risk that investors are not compensated for taking, a risk the Advisor calls the Human Factor.

The Advisor has developed its proprietary Human Factor algorithm to seek to measure which stocks are more likely to have been impacted by human biases and to avoid investing in those stocks. Using a probability-based approach, the algorithm compares a stock’s implied revenue growth to a distribution of historical growth rates to determine the probability that growth implied by the current stock price will be delivered. Specifically, the algorithm compares a company’s implied revenue growth rate, which is calculated by using the company’s stock price, current and historical financial statements, market data, the company’s revenue, and other publicly available financial information against the company’s historical revenue growth rates to determine how likely the company is to deliver the growth in revenue implied by its stock price. For example, a situation where many investors rapidly purchase large amounts of a stock because they have a “hunch” that the stock might appreciate or because they received a tip on a financial talk show, causing the stock price to rise even though a company’s financial situation may not support the higher stock price, is an example of human biases effecting the price of a stock. The Fund’s aim is to avoid investing in precisely those types of stocks where the Human Factor Algorithm indicates that human biases may have the greatest impact on a company’s stock price and instead invest in those stocks where human biases have the lowest impact on a company’s stock price.

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The Human Factor algorithm utilizes the publicly available information about a company to generate a Human Factor Score for that company. Under the algorithm methodology, a high Human Factor Score means that a stock is relatively overpriced and has a higher probability of not delivering growth to support the stock price (i.e., according to the methodology, the stock has been impacted by human biases to a greater degree than other stocks and is, therefore, a “loser”). Conversely, a low Human Factor Score means that, according to the methodology, a stock is relatively underpriced and has a lower probability of not delivering growth to support the stock price (i.e., according to the methodology, the stock has been impacted by human biases to a lesser degree than other stocks). The Advisor does not utilize the Human Factor algorithm to engage in active stock selection for the Fund. The Human Factor algorithm is simply utilized as one rules-based factor in the ESG Index methodology that is automatically applied to determine which stocks out of all the stocks in the Refinitiv Index will be included in the ESG Index.

Refinitiv

Refinitiv® covers over 70% of global market cap, across more than 450 different ESG metrics, with history going back to 2002. ESG scores from Refinitiv are designed to transparently and objectively measure a company’s relative ESG performance, commitment and effectiveness across 10 main themes (resource use, emissions, environmental product innovation, workforce, human rights, community, product responsibility, management, shareholders, corporate social responsibility (“CSR”) strategy) based on publicly-reported data. Refinitiv’s ratings are available on close to 9,000 companies globally. The scores are available in both percentages and letter grades ranging from D- to A+ and are benchmarked against Thomson Reuters Business Classifications (TRBC – Industry Group) for all environmental and social categories as well as the controversies score – and against the country of incorporation for all governance categories. The scores are based on relative performance of ESG factors with the company’s sector (for environmental and social criteria) and country of incorporation (for governance criteria).

A description of Refinitiv’s scoring methodology is included below.

The Refinitiv ESG scoring methodology can be summarized and illustrated by means of a five step process flow.

Source: ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) SCORES FROM REFINITIV - November 30, 2021,

https://www.refinitiv.com/content/dam/marketing/en_us/documents/methodology/refinitiv-esg-scores-methodology.pdf

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Source: ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) SCORES FROM REFINITIV - November 30, 2021,

https://www.refinitiv.com/content/dam/marketing/en_us/documents/methodology/refinitiv-esg-scores-methodology.pdf

Under normal market conditions, the Fund will generally invest substantially all, but at least 80% of its net assets
(plus the amount of any borrowings for investment purposes, but exclusive of collateral held from securities lending) in component securities of the ESG Index (the “80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. In addition, the Fund may invest in cash and cash equivalents, including shares of money market mutual funds or ETFs, short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or ETFs or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds’ advisory fees and operational fees.

In seeking to track the ESG Index, the Fund will generally invest in all of the securities comprising the ESG Index in proportion to the weightings in the ESG Index. If it is not possible or practicable (that is, in instances when a security in the ESG Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions) to purchase all of the securities in the ESG Index or amounts of such securities in proportion to their weighting in the ESG Index, the Fund will generally invest the proceeds that would have been invested in the unavailable security in the next highest-rated security in the ESG Selection Universe (according to the Human Factor score and other rules-based criteria). For example, if one of the top 50 securities in the ESG Index is no longer available for purchase, the Sub-Advisor will be required to invest the proceeds that would have been invested in the unavailable security in the next highest rated security on the ESG Selection Universe as ranked by using the ESG Index methodology (in this case the 51st ranked stock). In instances where it is not responsibly practicable to simply invest in the next highest rated security in the ESG Selection Universe, as ranked by the ESG Index methodology, the Advisor may utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the ESG Index with a similar investment profile as the ESG Index in terms of key risk factors, performance attributes and other characteristics. In addition, the ESG Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Advisor or Sub-Advisor may sell securities that are represented in the ESG Index, or purchase securities that are not yet represented in the ESG Index, in anticipation of their removal from or addition to the ESG Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the ESG Index is so concentrated.

The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer or a small number of issuers than a diversified fund.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the ESG Index.

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Principal Investment Risks

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

Please see “Additional Information About Risks” in this Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. The first six risks are presented in an order that reflects the Advisor’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

Human Factor Methodology Risk — The ESG Index methodology’s ability to provide long-term risk-adjusted outperformance of the S&P 500® ESG Index depends upon the Human Factor algorithm’s ability to correctly identify and avoid investing in those stocks within the S&P 500® ESG Index whose prices have been impacted the most by human biases. The Human Factor algorithm may not accurately identity or measure how human biases impact a stock’s price. The failure of the Human Factor algorithm to accurately identify, calculate, interpret, and assign Human Factor Scores to investments will adversely affect the value of your investment in the Fund. Even if the application of the Human Factor algorithm within the Index Methodology correctly identifies which stocks have been the most impacted by human biases, there is no assurance that avoiding investing in those stocks will allow the Index to outperform the S&P 500® ESG Index in the short-run or the long-run. Stocks not selected for inclusion in the ESG Index as a result of the application of the Human Factor algorithm may, in fact, perform better than stock selected for inclusion in the Index. Utilizing the Human Factor algorithm as part of its methodology may cause the ESG Index to perform worse than it would have performed by simply replicating the S&P 500® ESG Index in its entirety. The Human Factor algorithm utilizes publicly available sources of data, i.e., current and historical financial statements, market data, and company revenues. The cost of procuring this data is borne by the Advisor. If the cost of obtaining this data increases in the future, the Advisor will bear the risks of any increased costs for obtaining this data. Errors in the quality, accuracy and completeness of the data underlying the Human Factor scores may occur from time to time and may not be identified and corrected for a period of time. Gains, losses, or costs associated with data errors will generally be borne by the Fund and its shareholders.

ESG Investing Risk — The ESG Index’s incorporation of environmental, social and/or governance considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their investment strategy or processes. The ESG Index’s incorporation of ESG considerations may affect the Fund’s exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market. In addition, the Fund’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. The ESG Index methodology incorporates data and scores provided by third parties, which may be limited or only take into account one or a few of many ESG related components of portfolio companies. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

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Index Methodology Risk — There is no assurance that the index methodology will successfully identify companies with low Human Factor (underpriced) or high Human Factor (overpriced) Scores or the ESG Index will outperform the performance of other indices based on different methodologies. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time. Therefore, gains, losses or costs associated with the ESG Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the ESG Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the ESG Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from ESG Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders. Where the ESG Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with the ESG Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional rebalances carried out by the Advisor with respect to the ESG Index may increase the costs and market exposure risk of the Fund.

Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. For example, it would not necessarily sell a security because the security’s issuer was in unforeseen financial trouble unless that security is removed from the ESG Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

ETF Shares Trading Risk — Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Advisor cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.

Market Risk — Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events, pandemics, epidemics, terrorism, wars, armed conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk — When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Industry Concentration Risk — In following its methodology, the ESG Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the ESG Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this Prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

New Fund Risk — The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

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Non-Correlation Risk — The Fund’s return may not match the return of the ESG Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the ESG Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the ESG Index. Since the ESG Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the ESG Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the ESG Index resulting from legal restrictions, cash flows or operational inefficiencies. Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the ESG Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the ESG Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the ESG Index, its return may not correlate as well with the return of the ESG Index, as would be the case if it purchased all of the securities in the ESG Index with the same weightings as the ESG Index.

Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. The Fund generally will hold a core portfolio of securities of fewer companies than a more diversified fund, and a change in the value of a single company may have a greater impact on the Fund’s NAV than such a change would have on a more diversified fund. A non-diversified fund’s NAV per share and total returns may be more volatile or fall more in times of weaker markets than a conventional diversified fund.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the ESG Index. The factors used in the quantitative analysis, such as the Human Factor, and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index-based strategy that did not incorporate quantitative analysis.

REIT Risk — The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Repurchase Agreement Risk — A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Trading Issues Risk — Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and

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authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Performance

The bar chart and Average Annual Total Returns table gives some indication of the risks of investing in the Fund. The bar chart shows the performance of the shares of the Fund from calendar year to calendar year. The Average Annual Total Returns table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Visit http://www.newagealphaetfs.com for current performance information.

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 10.30% (for the quarter ended December 31, 2021). The worst performance was -0.27% (for the quarter ended September 30, 2021).

Average Annual Total Returns for the periods ended December 31, 2021

	One Year	Since Inception*
AVDR US LargeCap ESG ETF
Return Before Taxes	29.08%	29.31%
Return After Taxes on Distributions	28.84%	29.07%
Return After Taxes on Distributions and Sale of Fund Shares	17.39%	22.34%
S&P 500® ESG Index (USD) (reflects no deduction for fees, expenses or taxes)	31.78%	32.21%
*	The AVDR US LargeCap ESG ETF commenced operations on December 29, 2020.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

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The S&P®500 ESG Index is a broad based, market-cap-weighted index that is designed to measure the performance of securities meeting environmental, good corporate governance, and sustainability criteria, while maintaining similar overall industry group weights as the S&P 500® Index. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses

Investment Advisor, Sub-Advisor and Portfolio Managers

The Advisor is New Age Alpha Advisors, LLC.

The Investment Sub-Advisor is Vident Investment Advisory, LLC (the “Sub-Advisor”).

Portfolio Manager	Title	Involved with Fund
Rafael Zayas	Senior Portfolio Manager	Since inception
Ryan Dofflemeyer	Senior Portfolio Manager	Since inception
Austin Wen	Portfolio Manager	Since inception
Armen Arus	Chief Executive Officer	Since inception
Julian Koski	Chief Investment Officer	Since inception

Purchase and Sale of Shares

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”), which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended. Additional information regarding custom baskets is contained in the Fund’s Statement of Additional Information (“SAI”).

You may purchase and sell individual Fund Shares on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at http://www.newagealphaetfs.com.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (“IRA”) or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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